Exhibit 10(l)
EIGHTH AMENDMENT TO STOCK PLEDGE AGREEMENT
This Eighth Amendment to Stock Pledge Agreement (this “Amendment”) is entered into as of August 26, 2019, among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), each of the other entities listed on the signature pages hereof as Pledgors, and The Bank of New York Mellon Trust Company, N.A., as collateral trustee for the Secured Parties (in such capacity, the “Collateral Trustee”).
RECITALS
WHEREAS, reference is made to that certain Stock Pledge Agreement, dated as of March 3, 2009, among the Company, the other Pledgors and the Collateral Trustee (as amended by that certain First Amendment to Stock Pledge Agreement, dated as of May 8, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Second Amendment to Stock Pledge Agreement, dated as of June 15, 2009, among the Company, the other Pledgors and the Collateral Trustee, that certain Third Amendment to Stock Pledge Agreement, dated as of March 7, 2014, among the Company, the other Pledgors and the Collateral Trustee, that certain Fourth Amendment to Stock Pledge Agreement, dated as of March 23, 2015, among the Company, the other Pledgors and the Collateral Trustee, that certain Fifth Amendment to Stock Pledge Agreement, dated as of December 1, 2016, among the Company, the other Pledgors and the Collateral Trustee, that certain Sixth Amendment to Stock Pledge Agreement, dated as of July 14, 2017, among the Company, the other Pledgors and the Collateral Trustee, and that certain Seventh Amendment to Stock Pledge Agreement, dated as of February 5, 2019, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on May 15, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on May 15, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 1, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 1, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on March 23, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on March 23, 2015 by the Company and the Collateral Trustee, and as further amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 2, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 5, 2015 by the Company and the Collateral Trustee (as so amended and as otherwise amended from time to time prior to the date hereof, the “Stock Pledge Agreement”));
WHEREAS, pursuant to that certain Indenture, dated as of November 6, 2001 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, as trustee (in such capacity, the “Trustee”), as supplemented by (i) the Thirty-First Supplemental Indenture thereto (the “Thirty-First Supplemental Indenture”), the Company has issued $600,000,000 principal amount of its 4.625% Senior Secured First Lien Notes due 2024 (the “New 2024 Notes”), (ii) the Thirty-Second Supplemental Indenture thereto (the “Thirty-Second Supplemental Indenture”), the Company has issued $2,100,000,000 principal amount of its 4.875% Senior Secured First Lien Notes due 2026 (the “New 2026 Notes”) and (iii) the Thirty-Third Supplemental Indenture thereto (the “Thirty-Third Supplemental Indenture”), the Company has issued $1,500,000,000 principal amount of its 5.125% Senior Secured First Lien Notes due 2027 (the “New 2027 Notes” and, together with the New 2024 Notes and the New 2026 Notes, the “New First Lien Notes”);
WHEREAS, the Secured Obligations in respect of which a security interest in the Collateral was created by the Stock Pledge Agreement include the obligations in respect of the:
(a)    Fifteenth Supplemental Indenture to the Base Indenture, dated as of October 16, 2012, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.750% Senior Secured Notes due 2020 to be repaid in full on the date hereof with the proceeds of the New First Lien Notes (the “4.75% 2020 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Fifteenth Supplemental Indenture”);

(b)    Seventeenth Supplemental Indenture to the Base Indenture, dated as of February 5, 2013, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.500% Senior Secured Notes due 2021 to be repaid in full on the date hereof with the proceeds of the New First Lien Notes (the “4.5% 2021 Notes” and, as supplemented by the Nineteenth Supplemental Indenture, dated as of May 15, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Seventeenth Supplemental Indenture”);
(c)    Twentieth Supplemental Indenture to the Base Indenture, dated as of May 30, 2013, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.375% Senior Secured Notes due 2021 to be repaid in full on the date hereof with the proceeds of the New First Lien Notes (the “4.375% 2021 Notes” and, as supplemented by the Twenty-Second Supplemental Indenture, dated as of October 1, 2013, between the Company, the Trustee and the guarantors party thereto, the Twenty-Fifth Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Twenty-Seventh Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “Twentieth Supplemental Indenture”);
(d)    Twenty-Ninth Supplemental Indenture to the Base Indenture, dated as of June 14, 2017, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “4.625% 2024 Notes”) (the “Twenty-Ninth Supplemental Indenture”);
(e)    Thirtieth Supplemental Indenture to the Base Indenture, dated as of February 5, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 6.250% Senior Secured Second Lien Notes due 2027 (the “6.250% 2027 Notes”; the 6.250% 2027 Notes, collectively with the 2025 Notes (as defined below) and any other Securities of the Company issued and authenticated under the Junior Priority Indentures that are designated by the Company as, and are entitled the benefits of, being Junior Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, the “Junior Lien Secured Notes”) (the “Thirtieth Supplemental Indenture”);
(f)    Indenture dated as of September 27, 2013 (the “2013 Base Indenture”), between THC Escrow Corporation and the Trustee (as supplemented by the First Supplemental Indenture thereto, dated as of October 1, 2013, among the Company, the Trustee and the guarantors party thereto, the Second Supplemental Indenture thereto, dated as of March 23, 2015, among the Company, the Trustee and the guarantors party thereto, and the Third Supplemental Indenture thereto, dated as of October 2, 2015, among the Company, the Trustee and the guarantors party thereto, the “2013 Indenture”), pursuant to which the 6.00% Senior Secured Notes due 2020 were issued (the “6.000% 2020 Notes”; the 6.000% 2020 Notes, collectively with the 4.375% 2021 Notes, the 4.5% 2021 Notes, the 4.75% 2020 Notes, the 4.625% 2024 Notes, the New First Lien Notes and any other Securities (as such term is defined in the Base Indenture or the 2013 Base Indenture) of the Company issued and authenticated under the Indentures or the 2013 Indenture that are designated as, and are entitled to the benefits of, being First Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, are referred to herein as the “First Lien Secured Notes”; the First Lien Secured Notes, together with the Junior Lien Secured Notes, are referred to herein as the “Secured Notes”);
(g)    Indenture dated as of June 14, 2017 (the “Second Lien Base Indenture”), between THC Escrow Corporation III and the Trustee (as supplemented by the Supplemental Indenture thereto, dated as of July 14, 2017, among the Company, the Trustee and the guarantors party thereto, the “Second Lien Indenture”), pursuant to which the 5.125% Senior Secured Second Lien Notes due 2025 were issued (the “2025 Notes”);
(h)    the Guarantees in respect of the Secured Notes; and

(i)    the obligations under that certain Letter of Credit Facility Agreement, dated as of March 7, 2014 (as amended or otherwise modified, the “LC Facility Agreement”), among the Company, certain financial institutions party thereto from time to time as letter of credit participants and issuers and Barclays Bank PLC, as administrative agent, and the guarantees in respect thereof;
WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to and have agreed to amend the Stock Pledge Agreement to secure the obligations in respect of the New First Lien Notes, in each case to be designated as and entitled to the benefits of being First-Priority Stock Secured Debt (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
WHEREAS, the sole effect of this Amendment is to secure additional debt of the Company that is permitted by the terms of the Collateral Trust Agreement to be secured by the Collateral and to add references to such debt and the documents governing such debt, and that as such, pursuant to:
(a)    Section 7.1 of the Stock Pledge Agreement;
(b)    Section 7.1 of the Collateral Trust Agreement;
    (c)    Article VII of each of the Fifteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-Ninth Supplemental Indenture, the Thirtieth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture and the Thirty-Third Supplemental Indenture, and Section 902 of each of the 2013 Indenture and the Second Lien Indenture; and
(d)    Section 10.8 and 11.1 of the LC Facility Agreement, this Amendment may be entered into by the Company, the other pledgors party hereto and the Collateral Trustee without (i) the consent of the holders of the Notes or the holders of LC Obligations or (ii) direction to the Collateral Trustee by an Act of Required Stock Secured Debtholders (as defined in the Collateral Trust Agreement); and
WHEREAS, unless otherwise indicated, capitalized terms used herein without definition have the meanings ascribed to such terms in the Stock Pledge Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each other Pledgor signatory hereto hereby agrees with the Collateral Trustee as follows:
1.    Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Stock Pledge Agreement.
2.    Amendments to Section 1.1. Section 1.1 of the Stock Pledge Agreement is hereby amended by: (a) amending and restating the defined terms “First Lien Secured Notes” and “First Priority Supplemental Indentures” in their entirety, and by adding the defined term “Eighth Amendment” in each case as set forth below (all other defined terms contained therein remain unchanged and to the extent that definitions contained in this Section 2 conflict with definitions contained in the Stock Pledge Agreement, the definitions contained in this Section 2 shall control):
“Eighth Amendment” means the Eighth Amendment to Stock Pledge Agreement, dated as of August 26, 2019.
“First Lien Secured Notes” has the meaning specified in the Eighth Amendment.
“First Priority Supplemental Indentures” means the Fifteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-Second Supplemental Indenture, the Twenty-Fifth Supplemental Indenture, the Twenty-Seventh Supplemental Indenture, the Twenty-Ninth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, and the Thirty-Third Supplemental Indenture and all other indentures supplemental to the Base Indenture in respect of which Securities are issued and authenticated that are designated as and entitled to the benefits of being First-Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
3.    Conditions Precedent. The effectiveness of this Amendment is subject to the Collateral Trustee’s receipt of each of the following:
(a)    this Amendment, duly executed and delivered by the Company, each other Pledgor party hereto and the Collateral Trustee;
(b)    an Officers’ Certificate (as defined in the Collateral Trust Agreement) to the effect that this Amendment will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement); and
(c)    an opinion of counsel of the Company to the effect that the Collateral Trustee’s execution of this Amendment is authorized and permitted by the Collateral Trust Agreement.
4.    Reference to Stock Pledge Agreement. The Stock Pledge Agreement and the Related Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Stock Pledge Agreement or the Related Documents, are hereby amended so that any reference therein to the Stock Pledge Agreement, whether direct or indirect, shall mean a reference to the Stock Pledge Agreement as amended hereby.
5.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.
6.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.    Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
8.    Limited Effect. Except to the extent specifically amended or modified hereby, the provisions of the Stock Pledge Agreement shall not be amended, modified, impaired or otherwise affected hereby.
9.     Responsibility of the Collateral Trustee. The Collateral Trustee is not responsible for the validity or sufficiency of this Amendment or the recitals contained herein. In no event shall the Collateral Trustee or Registrar (as defined in the Appointment of Registrar Letter dated March 23, 2015 between The Bank of New York Mellon Trust Company, N.A., as registrar (the “Registrar”)) be charged with knowledge of the terms of, be subject to, or be required to comply with the LC Facility Agreement, or the Interim Loan Agreement, dated as of March 23, 2015, among the Company, the lenders thereto and Barclays Bank PLC, as administrative agent.  All such responsibilities of the Collateral Trustee shall be as set forth in the Collateral Trust Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

TENET HEALTHCARE CORPORATION, as a Pledgor

By:	/s/ James E. Snyder, III
	Name:	James E. Snyder, III
	Title:	Vice President and Treasurer

AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF TEXAS, INC.
BROOKWOOD HEALTH SERVICES, INC.
CORAL GABLES HOSPITAL, INC.
FMC MEDICAL, INC.
HEALTHCARE NETWORK CFMC, INC.
HEALTHCARE NETWORK HOLDINGS, INC.
HEALTHCARE NETWORK LOUISIANA, INC.
HEALTHCARE NETWORK MISSOURI, INC.
HEALTHCARE NETWORK TEXAS, INC.
HEALTHCORP NETWORK, INC.
HEALTH SERVICES CFMC, INC.
HEALTH SERVICES NETWORK HOSPITALS, INC.
HEALTH SERVICES NETWORK TEXAS, INC.
LIFEMARK HOSPITALS, INC.
ORNDA HOSPITAL CORPORATION
SRRMC MANAGEMENT, INC.
TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET PHYSICIAN SERVICES – HILTON HEAD, INC.
VANGUARD HEALTH FINANCIAL COMPANY, LLC
VANGUARD HEALTH HOLDING COMPANY I, LLC
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH SYSTEMS, INC.
VHS OF PHOENIX, INC.
VHS OF MICHIGAN, INC.
VHS VALLEY MANAGEMENT COMPANY, INC.,
each as a Pledgor

By:	/s/ James E. Snyder, III
	Name:	James E. Snyder, III
	Title:	Treasurer

BROOKWOOD BAPTIST HEALTH 1, LLC
VHS VALLEY HEALTH SYSTEM, LLC,
each as a Pledgor

By:	/s/ James E. Snyder, III
	Name:	James E. Snyder, III
	Title:	Assistant Treasurer

ACCEPTED AND AGREED
as of the date first above written:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Trustee

By:	/s/ Lawrence M. Kusch
	Name:	Lawrence M. Kusch
	Title:	Vice President

NINTH AMENDMENT TO STOCK PLEDGE AGREEMENT
This Ninth Amendment to Stock Pledge Agreement (this “Amendment”) is entered into as of April 7, 2020, among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), each of the other entities listed on the signature pages hereof as Pledgors, and The Bank of New York Mellon Trust Company, N.A., as collateral trustee for the Secured Parties (in such capacity, the “Collateral Trustee”).
RECITALS
WHEREAS, reference is made to that certain Stock Pledge Agreement, dated as of March 3, 2009, among the Company, the other Pledgors and the Collateral Trustee (as amended by that certain First Amendment to Stock Pledge Agreement, dated as of May 8, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Second Amendment to Stock Pledge Agreement, dated as of June 15, 2009, among the Company, the other Pledgors and the Collateral Trustee, that certain Third Amendment to Stock Pledge Agreement, dated as of March 7, 2014, among the Company, the other Pledgors and the Collateral Trustee, that certain Fourth Amendment to Stock Pledge Agreement, dated as of March 23, 2015, among the Company, the other Pledgors and the Collateral Trustee, that certain Fifth Amendment to Stock Pledge Agreement, dated as of December 1, 2016, among the Company, the other Pledgors and the Collateral Trustee, that certain Sixth Amendment to Stock Pledge Agreement, dated as of July 14, 2017, among the Company, the other Pledgors and the Collateral Trustee, that certain Seventh Amendment to Stock Pledge Agreement, dated as of February 5, 2019, among the Company, the other Pledgors and the Collateral Trustee, and that certain Eighth Amendment to Stock Pledge Agreement, dated as of August 26, 2019, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on May 15, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on May 15, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 1, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 1, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on March 23, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on March 23, 2015 by the Company and the Collateral Trustee, and as further amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 2, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 5, 2015 by the Company and the Collateral Trustee (as so amended and as otherwise amended from time to time prior to the date hereof, the “Stock Pledge Agreement”));
WHEREAS, pursuant to that certain Indenture, dated as of November 6, 2001 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, as trustee (in such capacity, the “Trustee”), as supplemented by the Thirty-Fourth Supplemental Indenture thereto (the “Thirty-Fourth Supplemental Indenture”), the Company has issued $700,000,000 principal amount of its 7.500% Senior Secured First Lien Notes due 2025 (the “New 2025 Notes”);
WHEREAS, the Secured Obligations in respect of which a security interest in the Collateral was created by the Stock Pledge Agreement include the obligations in respect of the:
(a)    Twenty-Ninth Supplemental Indenture to the Base Indenture, dated as of June 14, 2017, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “4.625% 2024 Notes”) (the “Twenty-Ninth Supplemental Indenture”);
(b)    Thirtieth Supplemental Indenture to the Base Indenture, dated as of February 5, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 6.250% Senior Secured Second Lien Notes due 2027 (the “6.250% 2027 Notes”; the 6.250% 2027 Notes, collectively with the 2025 Notes (as defined below) and any other Securities of the Company issued and authenticated under the Junior Priority Indentures that are designated by the Company as, and are entitled the benefits of, being Junior Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, the “Junior Lien Secured Notes”) (the “Thirtieth Supplemental Indenture”);

(c)    Thirty-First Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “New 2024 Notes”) (the “Thirty-First Supplemental Indenture”);
(d)    Thirty-Second Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.875% Senior Secured First Lien Notes due 2026 (the “4.875% 2026 Notes”) (the “Thirty-Second Supplemental Indenture”);
(e)    Thirty-Third Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 5.125% Senior Secured First Lien Notes due 2027 (the “5.125% 2027 Notes”; the 5.125% 2027 Notes, collectively with the 4.625% 2024 Notes, the 6.250% 2027 Notes, the New 2024 Notes, the 4.875% 2026 Notes, the New 2025 Notes and any other Securities (as such term is defined in the Base Indenture) of the Company issued and authenticated under the Indentures that are designated as, and are entitled to the benefits of, being First Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, are referred to herein as the “First Lien Secured Notes”; the First Lien Secured Notes, together with the Junior Lien Secured Notes, are referred to herein as the “Secured Notes”)) (the “Thirty-Third Supplemental Indenture”);
(f)    Indenture dated as of June 14, 2017 (the “Second Lien Base Indenture”), between THC Escrow Corporation III and the Trustee (as supplemented by the Supplemental Indenture thereto, dated as of July 14, 2017, among the Company, the Trustee and the guarantors party thereto, the “Second Lien Indenture”), pursuant to which the 5.125% Senior Secured Second Lien Notes due 2025 were issued (the “2025 Notes”);
(g)    the Guarantees in respect of the Secured Notes; and
(h)    the obligations under that certain Letter of Credit Facility Agreement, dated as of March 7, 2014 (as amended or otherwise modified, the “LC Facility Agreement”), among the Company, certain financial institutions party thereto from time to time as letter of credit participants and issuers and Barclays Bank PLC, as administrative agent, and the guarantees in respect thereof;
WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to and have agreed to amend the Stock Pledge Agreement to secure the obligations in respect of the New First Lien Notes, in each case to be designated as and entitled to the benefits of being First-Priority Stock Secured Debt (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
WHEREAS, the sole effect of this Amendment is to secure additional debt of the Company that is permitted by the terms of the Collateral Trust Agreement to be secured by the Collateral and to add references to such debt and the documents governing such debt, and that as such, pursuant to:
(a)    Section 7.1 of the Stock Pledge Agreement;
(b)    Section 7.1 of the Collateral Trust Agreement;
(c)    Article VII of each of the Twenty-Ninth Supplemental Indenture, the Thirtieth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture and the Thirty-Fourth Supplemental Indenture, and Section 902 of the Second Lien Indenture; and
(d)    Section 10.8 and 11.1 of the LC Facility Agreement, this Amendment may be entered into by the Company, the other pledgors party hereto and the Collateral Trustee without (i) the consent of the holders of the Notes or the holders of LC Obligations or (ii) direction to the Collateral Trustee by an Act of Required Stock Secured Debtholders (as defined in the Collateral Trust Agreement); and

WHEREAS, unless otherwise indicated, capitalized terms used herein without definition have the meanings ascribed to such terms in the Stock Pledge Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each other Pledgor signatory hereto hereby agrees with the Collateral Trustee as follows:
1.    Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Stock Pledge Agreement.
2.    Amendments to Section 1.1. Section 1.1 of the Stock Pledge Agreement is hereby amended by: (a) amending and restating the defined terms “First Lien Secured Notes” and “First Priority Supplemental Indentures” in their entirety, and by adding the defined term “Ninth Amendment” in each case as set forth below (all other defined terms contained therein remain unchanged and to the extent that definitions contained in this Section 2 conflict with definitions contained in the Stock Pledge Agreement, the definitions contained in this Section 2 shall control):
“Ninth Amendment” means the Ninth Amendment to Stock Pledge Agreement, dated as of April 7, 2020.
“First Lien Secured Notes” has the meaning specified in the Ninth Amendment.
“First Priority Supplemental Indentures” means the Twenty-Ninth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture, and the Thirty-Fourth Supplemental Indenture and all other indentures supplemental to the Base Indenture in respect of which Securities are issued and authenticated that are designated as and entitled to the benefits of being First-Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
3.    Conditions Precedent. The effectiveness of this Amendment is subject to the Collateral Trustee’s receipt of each of the following:
(a)    this Amendment, duly executed and delivered by the Company, each other Pledgor party hereto and the Collateral Trustee;
(b)    an Officers’ Certificate (as defined in the Collateral Trust Agreement) to the effect that this Amendment will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement); and
(c)    an opinion of counsel of the Company to the effect that the Collateral Trustee’s execution of this Amendment is authorized and permitted by the Collateral Trust Agreement.
4.    Reference to Stock Pledge Agreement. The Stock Pledge Agreement and the Related Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Stock Pledge Agreement or the Related Documents, are hereby amended so that any reference therein to the Stock Pledge Agreement, whether direct or indirect, shall mean a reference to the Stock Pledge Agreement as amended hereby.
5.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

6.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.    Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
8.    Limited Effect. Except to the extent specifically amended or modified hereby, the provisions of the Stock Pledge Agreement shall not be amended, modified, impaired or otherwise affected hereby.
9.    Responsibility of the Collateral Trustee. The Collateral Trustee is not responsible for the validity or sufficiency of this Amendment or the recitals contained herein. In no event shall the Collateral Trustee or Registrar (as defined in the Appointment of Registrar Letter dated March 23, 2015 between The Bank of New York Mellon Trust Company, N.A., as registrar (the “Registrar”)) be charged with knowledge of the terms of, be subject to, or be required to comply with the LC Facility Agreement, or the Interim Loan Agreement, dated as of March 23, 2015, among the Company, the lenders thereto and Barclays Bank PLC, as administrative agent.  All such responsibilities of the Collateral Trustee shall be as set forth in the Collateral Trust Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

TENET HEALTHCARE CORPORATION, as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Treasurer
AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF TEXAS, INC.
BROOKWOOD HEALTH SERVICES, INC.
CORAL GABLES HOSPITAL, INC.
FMC MEDICAL, INC.
HEALTHCARE NETWORK CFMC, INC.
HEALTHCARE NETWORK HOLDINGS, INC.
HEALTHCARE NETWORK LOUISIANA, INC.
HEALTHCARE NETWORK MISSOURI, INC.
HEALTHCARE NETWORK TEXAS, INC.
HEALTHCORP NETWORK, INC.
HEALTH SERVICES CFMC, INC.
HEALTH SERVICES NETWORK HOSPITALS, INC.
HEALTH SERVICES NETWORK TEXAS, INC.
LIFEMARK HOSPITALS, INC.
ORNDA HOSPITAL CORPORATION
SRRMC MANAGEMENT, INC.
TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET PHYSICIAN SERVICES – HILTON HEAD, INC.
VANGUARD HEALTH FINANCIAL COMPANY, LLC
VANGUARD HEALTH HOLDING COMPANY I, LLC
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH SYSTEMS, INC.
VHS OF PHOENIX, INC.
VHS OF MICHIGAN, INC.
VHS VALLEY MANAGEMENT COMPANY, INC.,
each as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Treasurer

BROOKWOOD BAPTIST HEALTH 1, LLC
VHS VALLEY HEALTH SYSTEM, LLC,
each as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Assistant Treasurer

ACCEPTED AND AGREED
as of the date first above written:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Trustee

By:	/s/ Lawrence M. Kusch
	Name:	Lawrence M. Kusch
	Title:	Vice President

TENTH AMENDMENT TO STOCK PLEDGE AGREEMENT
This Tenth Amendment to Stock Pledge Agreement (this “Amendment”) is entered into as of June 16, 2020, among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), each of the other entities listed on the signature pages hereof as Pledgors, and The Bank of New York Mellon Trust Company, N.A., as collateral trustee for the Secured Parties (in such capacity, the “Collateral Trustee”).
RECITALS
WHEREAS, reference is made to that certain Stock Pledge Agreement, dated as of March 3, 2009, among the Company, the other Pledgors and the Collateral Trustee (as amended by that certain First Amendment to Stock Pledge Agreement, dated as of May 8, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Second Amendment to Stock Pledge Agreement, dated as of June 15, 2009, among the Company, the other Pledgors and the Collateral Trustee, that certain Third Amendment to Stock Pledge Agreement, dated as of March 7, 2014, among the Company, the other Pledgors and the Collateral Trustee, that certain Fourth Amendment to Stock Pledge Agreement, dated as of March 23, 2015, among the Company, the other Pledgors and the Collateral Trustee, that certain Fifth Amendment to Stock Pledge Agreement, dated as of December 1, 2016, among the Company, the other Pledgors and the Collateral Trustee, that certain Sixth Amendment to Stock Pledge Agreement, dated as of July 14, 2017, among the Company, the other Pledgors and the Collateral Trustee, that certain Seventh Amendment to Stock Pledge Agreement, dated as of February 5, 2019, among the Company, the other Pledgors and the Collateral Trustee, that certain Eighth Amendment to Stock Pledge Agreement, dated as of August 26, 2019, among the Company, the other Pledgors and the Collateral Trustee, and that certain Ninth Amendment to Stock Pledge Agreement, dated as of April 7, 2020, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on May 15, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on May 15, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 1, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 1, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on March 23, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on March 23, 2015 by the Company and the Collateral Trustee, and as further amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 2, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 5, 2015 by the Company and the Collateral Trustee (as so amended and as otherwise amended from time to time prior to the date hereof, the “Stock Pledge Agreement”));
WHEREAS, pursuant to that certain Indenture, dated as of November 6, 2001 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, as trustee (in such capacity, the “Trustee”), as supplemented by the Thirty-Fifth Supplemental Indenture thereto (the “Thirty-Fifth Supplemental Indenture”), the Company has issued $600,000,000 principal amount of its 4.625% Senior Secured First Lien Notes due 2028 (the “New 2028 Notes”);
WHEREAS, the Secured Obligations in respect of which a security interest in the Collateral was created by the Stock Pledge Agreement include the obligations in respect of the:
(a)    Twenty-Ninth Supplemental Indenture to the Base Indenture, dated as of June 14, 2017, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “4.625% 2024 Notes”) (the “Twenty-Ninth Supplemental Indenture”);
(b)    Thirtieth Supplemental Indenture to the Base Indenture, dated as of February 5, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 6.250% Senior Secured Second Lien Notes due 2027 (the “6.250% 2027 Notes”; the 6.250% 2027 Notes, collectively with the 2025 Notes (as defined below) and any other Securities of the Company issued and authenticated under the Junior Priority Indentures that are designated by the Company as, and are entitled the benefits of, being Junior Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, the “Junior Lien Secured Notes”) (the “Thirtieth Supplemental Indenture”);

(c)    Thirty-First Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “New 2024 Notes”) (the “Thirty-First Supplemental Indenture”);
(d)    Thirty-Second Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.875% Senior Secured First Lien Notes due 2026 (the “4.875% 2026 Notes”) (the “Thirty-Second Supplemental Indenture”);
(e)    Thirty-Third Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 5.125% Senior Secured First Lien Notes due 2027 (the “5.125% 2027 Notes”) (the “Thirty-Third Supplemental Indenture”);
(f)    Thirty-Fourth Supplemental Indenture to the Base Indenture, dated as of April 7, 2020, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 7.500% Senior Secured First Lien Notes due 2025 (the “7.500% 2025 Notes”; the 7.500% 2025 Notes, collectively with the 4.625% 2024 Notes, the New 2024 Notes, the 4.875% 2026 Notes, the New 2028 Notes, 5.125% 2027 Notes and any other Securities (as such term is defined in the Base Indenture) of the Company issued and authenticated under the Indentures that are designated as, and are entitled to the benefits of, being First Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, are referred to herein as the “First Lien Secured Notes”; the First Lien Secured Notes, together with the Junior Lien Secured Notes, are referred to herein as the “Secured Notes”)) (the “Thirty-Fourth Supplemental Indenture”);
(g)    Indenture dated as of June 14, 2017 (the “Second Lien Base Indenture”), between THC Escrow Corporation III and the Trustee (as supplemented by the Supplemental Indenture thereto, dated as of July 14, 2017, among the Company, the Trustee and the guarantors party thereto, the “Second Lien Indenture”), pursuant to which the 5.125% Senior Secured Second Lien Notes due 2025 were issued (the “2025 Notes”);
(h)    the Guarantees in respect of the Secured Notes; and
(i)    the obligations under that certain Letter of Credit Facility Agreement, dated as of March 7, 2014 (as amended or otherwise modified, the “LC Facility Agreement”), among the Company, certain financial institutions party thereto from time to time as letter of credit participants and issuers and Barclays Bank PLC, as administrative agent, and the guarantees in respect thereof;
WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to and have agreed to amend the Stock Pledge Agreement to secure the obligations in respect of the New 2028 Notes to be designated as and entitled to the benefits of being First-Priority Stock Secured Debt (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
WHEREAS, the sole effect of this Amendment is to secure additional debt of the Company that is permitted by the terms of the Collateral Trust Agreement to be secured by the Collateral and to add references to such debt and the documents governing such debt, and that as such, pursuant to:
(a)    Section 7.1 of the Stock Pledge Agreement;
(b)    Section 7.1 of the Collateral Trust Agreement;
(c)    Article VII of each of the Twenty-Ninth Supplemental Indenture, the Thirtieth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture, the Thirty-Fourth Supplemental Indenture and the Thirty-Fifth Supplemental Indenture, and Section 902 of the Second Lien Indenture; and
(d)    Section 10.8 and 11.1 of the LC Facility Agreement, this Amendment may be entered into by the Company, the other pledgors party hereto and the Collateral Trustee without (i) the consent of the holders of the Notes or the holders of LC Obligations or (ii) direction to the Collateral Trustee by an Act of Required Stock Secured Debtholders (as defined in the Collateral Trust Agreement); and
WHEREAS, unless otherwise indicated, capitalized terms used herein without definition have the meanings ascribed to such terms in the Stock Pledge Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each other Pledgor signatory hereto hereby agrees with the Collateral Trustee as follows:
1.    Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Stock Pledge Agreement.
2.    Amendments to Section 1.1. Section 1.1 of the Stock Pledge Agreement is hereby amended by: (a) amending and restating the defined terms “First Lien Secured Notes” and “First Priority Supplemental Indentures” in their entirety, and by adding the defined term “Tenth Amendment” in each case as set forth below (all other defined terms contained therein remain unchanged and to the extent that definitions contained in this Section 2 conflict with definitions contained in the Stock Pledge Agreement, the definitions contained in this Section 2 shall control):
“First Lien Secured Notes” has the meaning specified in the Tenth Amendment.
“First Priority Supplemental Indentures” means the Twenty-Ninth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture, the Thirty-Fourth Supplemental Indenture and the Thirty-Fifth Supplemental Indenture and all other indentures supplemental to the Base Indenture in respect of which Securities are issued and authenticated that are designated as and entitled to the benefits of being First-Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
“Tenth Amendment” means the Tenth Amendment to Stock Pledge Agreement, dated as of June 16, 2020.
3.    Conditions Precedent. The effectiveness of this Amendment is subject to the Collateral Trustee’s receipt of each of the following:
(a)    this Amendment, duly executed and delivered by the Company, each other Pledgor party hereto and the Collateral Trustee;
(b)    an Officers’ Certificate (as defined in the Collateral Trust Agreement) to the effect that this Amendment will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement); and
(c)    an opinion of counsel of the Company to the effect that the Collateral Trustee’s execution of this Amendment is authorized and permitted by the Collateral Trust Agreement.
4.    Reference to Stock Pledge Agreement. The Stock Pledge Agreement and the Related Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Stock Pledge Agreement or the Related Documents, are hereby amended so that any reference therein to the Stock Pledge Agreement, whether direct or indirect, shall mean a reference to the Stock Pledge Agreement as amended hereby.
5.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

6.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.    Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
8.    Limited Effect. Except to the extent specifically amended or modified hereby, the provisions of the Stock Pledge Agreement shall not be amended, modified, impaired or otherwise affected hereby.
9.    Responsibility of the Collateral Trustee. The Collateral Trustee is not responsible for the validity or sufficiency of this Amendment or the recitals contained herein. In no event shall the Collateral Trustee or Registrar (as defined in the Appointment of Registrar Letter dated March 23, 2015 between The Bank of New York Mellon Trust Company, N.A., as registrar (the “Registrar”)) be charged with knowledge of the terms of, be subject to, or be required to comply with the LC Facility Agreement, or the Interim Loan Agreement, dated as of March 23, 2015, among the Company, the lenders thereto and Barclays Bank PLC, as administrative agent.  All such responsibilities of the Collateral Trustee shall be as set forth in the Collateral Trust Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

TENET HEALTHCARE CORPORATION, as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Treasurer
AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF TEXAS, INC.
BROOKWOOD HEALTH SERVICES, INC.
CORAL GABLES HOSPITAL, INC.
FMC MEDICAL, INC.
HEALTHCARE NETWORK CFMC, INC.
HEALTHCARE NETWORK HOLDINGS, INC.
HEALTHCARE NETWORK LOUISIANA, INC.
HEALTHCARE NETWORK MISSOURI, INC.
HEALTHCARE NETWORK TEXAS, INC.
HEALTHCORP NETWORK, INC.
HEALTH SERVICES CFMC, INC.
HEALTH SERVICES NETWORK HOSPITALS, INC.
HEALTH SERVICES NETWORK TEXAS, INC.
LIFEMARK HOSPITALS, INC.
ORNDA HOSPITAL CORPORATION
SRRMC MANAGEMENT, INC.
TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET PHYSICIAN SERVICES – HILTON HEAD, INC.
VANGUARD HEALTH FINANCIAL COMPANY, LLC
VANGUARD HEALTH HOLDING COMPANY I, LLC
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH SYSTEMS, INC.
VHS OF PHOENIX, INC.
VHS OF MICHIGAN, INC.
VHS VALLEY MANAGEMENT COMPANY, INC.,
each as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Treasurer

BROOKWOOD BAPTIST HEALTH 1, LLC
VHS VALLEY HEALTH SYSTEM, LLC,
each as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Assistant Treasurer

ACCEPTED AND AGREED
as of the date first above written:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Trustee

By:	/s/ Lawrence M. Kusch
	Name:	Lawrence M. Kusch
	Title:	Vice President

ELEVENTH AMENDMENT TO STOCK PLEDGE AGREEMENT
This Eleventh Amendment to Stock Pledge Agreement (this “Amendment”) is entered into as of June 2, 2021, among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), each of the other entities listed on the signature pages hereof as Pledgors, and The Bank of New York Mellon Trust Company, N.A., as collateral trustee for the Secured Parties (in such capacity, the “Collateral Trustee”).
RECITALS
WHEREAS, reference is made to that certain Stock Pledge Agreement, dated as of March 3, 2009, among the Company, the other Pledgors and the Collateral Trustee (as amended by that certain First Amendment to Stock Pledge Agreement, dated as of May 8, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Second Amendment to Stock Pledge Agreement, dated as of June 15, 2009, among the Company, the other Pledgors and the Collateral Trustee, that certain Third Amendment to Stock Pledge Agreement, dated as of March 7, 2014, among the Company, the other Pledgors and the Collateral Trustee, that certain Fourth Amendment to Stock Pledge Agreement, dated as of March 23, 2015, among the Company, the other Pledgors and the Collateral Trustee, that certain Fifth Amendment to Stock Pledge Agreement, dated as of December 1, 2016, among the Company, the other Pledgors and the Collateral Trustee, that certain Sixth Amendment to Stock Pledge Agreement, dated as of July 14, 2017, among the Company, the other Pledgors and the Collateral Trustee, that certain Seventh Amendment to Stock Pledge Agreement, dated as of February 5, 2019, among the Company, the other Pledgors and the Collateral Trustee, that certain Eighth Amendment to Stock Pledge Agreement, dated as of August 26, 2019, among the Company, the other Pledgors and the Collateral Trustee, that certain Ninth Amendment to Stock Pledge Agreement, dated as of April 7, 2020, among the Company, the other Pledgors and the Collateral Trustee, and that certain Tenth Amendment to Stock Pledge Agreement, dated as of June 16, 2020, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on May 15, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on May 15, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 1, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 1, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on March 23, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on March 23, 2015 by the Company and the Collateral Trustee, as further amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 2, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 5, 2015 by the Company and the Collateral Trustee, and as further amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on August 13, 2020 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on August 13, 2020 by the Company and the Collateral Trustee (as so amended and as otherwise amended from time to time prior to the date hereof, the “Stock Pledge Agreement”));
WHEREAS, pursuant to that certain Indenture, dated as of November 6, 2001 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, as trustee (in such capacity, the “Trustee”), as supplemented by the Thirty-Seventh Supplemental Indenture thereto (the “Thirty-Seventh Supplemental Indenture”), the Company has issued $1,400,000,000 principal amount of its 4.250% Senior Secured First Lien Notes due 2029 (the “New 2029 Notes”);
WHEREAS, the Secured Obligations in respect of which a security interest in the Collateral was created by the Stock Pledge Agreement include the obligations in respect of the:
(a)    Twenty-Ninth Supplemental Indenture to the Base Indenture, dated as of June 14, 2017, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “4.625% 2024 Notes”) (the “Twenty-Ninth Supplemental Indenture”);
(b)    Thirtieth Supplemental Indenture to the Base Indenture, dated as of February 5, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 6.250% Senior Secured Second Lien Notes due 2027 (the “6.250% 2027 Notes”; the 6.250% 2027 Notes, collectively with the 2025 Notes (as defined below) and any other Securities of the Company issued and authenticated under the Junior Priority Indentures that are designated by the Company as, and are entitled the benefits of, being Junior Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, the “Junior Lien Secured Notes”) (the “Thirtieth Supplemental Indenture”);
(c)    Thirty-First Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “New 2024 Notes”) (the “Thirty-First Supplemental Indenture”);
(d)    Thirty-Second Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.875% Senior Secured First Lien Notes due 2026 (the “4.875% 2026 Notes”) (the “Thirty-Second Supplemental Indenture”);
(e)    Thirty-Third Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 5.125% Senior Secured First Lien Notes due 2027 (the “5.125% 2027 Notes”) (the “Thirty-Third Supplemental Indenture”);
(f)    Thirty-Fourth Supplemental Indenture to the Base Indenture, dated as of April 7, 2020, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 7.500% Senior Secured First Lien Notes due 2025 (the “7.500% 2025 Notes”) (the “Thirty-Fourth Supplemental Indenture”);
(g)    Thirty-Fifth Supplemental Indenture to the Base Indenture, dated as of June 16, 2020, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2028 (the “4.625% 2028 Notes”; the 4.625% 2028 Notes, collectively with the 4.625% 2024 Notes, the New 2024 Notes, the 4.875% 2026 Notes, the New 2029 Notes, 5.125% 2027 Notes, 7.5000% 2025 Notes and any other Securities (as such term is defined in the Base Indenture) of the Company issued and authenticated under the Indentures that are designated as, and are entitled to the benefits of, being First Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, are referred to herein as the “First Lien Secured Notes”; the First Lien Secured Notes, together with the Junior Lien Secured Notes, are referred to herein as the “Secured Notes”)) (the “Thirty-Fifth Supplemental Indenture”);
(h)    Indenture dated as of June 14, 2017 (the “Second Lien Base Indenture”), between THC Escrow Corporation III and the Trustee (as supplemented by the Supplemental Indenture thereto, dated as of July 14, 2017, among the Company, the Trustee and the guarantors party thereto, the “Second Lien Indenture”), pursuant to which the 5.125% Senior Secured Second Lien Notes due 2025 were issued (the “2025 Notes”);
(i)    the Guarantees in respect of the Secured Notes; and
(j)    the obligations under that certain Letter of Credit Facility Agreement, dated as of March 7, 2014 (as amended or otherwise modified, the “LC Facility Agreement”), among the Company, certain financial institutions party thereto from time to time as letter of credit participants and issuers and Barclays Bank PLC, as administrative agent, and the guarantees in respect thereof;
WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to and have agreed to amend the Stock Pledge Agreement to secure the obligations in respect of the New 2029 Notes to be designated as and entitled to the benefits of being First-Priority Stock Secured Debt (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
WHEREAS, the sole effect of this Amendment is to secure additional debt of the Company that is permitted by the terms of the Collateral Trust Agreement to be secured by the Collateral and to add references to such debt and the documents governing such debt, and that as such, pursuant to:
(a)    Section 7.1 of the Stock Pledge Agreement;
(b)    Section 7.1 of the Collateral Trust Agreement;

(c)    Article VII of each of the Twenty-Ninth Supplemental Indenture, the Thirtieth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture, the Thirty-Fourth Supplemental Indenture, the Thirty-Fifth Supplemental Indenture and the Thirty-Seventh Supplemental Indenture, and Section 902 of the Second Lien Indenture; and
(d)    Section 10.8 and 11.1 of the LC Facility Agreement, this Amendment may be entered into by the Company, the other pledgors party hereto and the Collateral Trustee without (i) the consent of the holders of the Notes or the holders of LC Obligations or (ii) direction to the Collateral Trustee by an Act of Required Stock Secured Debtholders (as defined in the Collateral Trust Agreement); and
WHEREAS, unless otherwise indicated, capitalized terms used herein without definition have the meanings ascribed to such terms in the Stock Pledge Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each other Pledgor signatory hereto hereby agrees with the Collateral Trustee as follows:
1.    Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Stock Pledge Agreement.
2.    Amendments to Section 1.1. Section 1.1 of the Stock Pledge Agreement is hereby amended by: (a) amending and restating the defined terms “First Lien Secured Notes” and “First Priority Supplemental Indentures” in their entirety, and by adding the defined term “Eleventh Amendment” in each case as set forth below (all other defined terms contained therein remain unchanged and to the extent that definitions contained in this Section 2 conflict with definitions contained in the Stock Pledge Agreement, the definitions contained in this Section 2 shall control):
“Eleventh Amendment” means the Eleventh Amendment to Stock Pledge Agreement, dated as of June 2, 2021.
“First Lien Secured Notes” has the meaning specified in the Eleventh Amendment.
“First Priority Supplemental Indentures” means the Twenty-Ninth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture, the Thirty-Fourth Supplemental Indenture, the Thirty-Fifth Supplemental Indenture and the Thirty-Seventh Supplemental Indenture and all other indentures supplemental to the Base Indenture in respect of which Securities are issued and authenticated that are designated as and entitled to the benefits of being First-Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
3.    Conditions Precedent. The effectiveness of this Amendment is subject to the Collateral Trustee’s receipt of each of the following:
(a)    this Amendment, duly executed and delivered by the Company, each other Pledgor party hereto and the Collateral Trustee;
(b)    an Officers’ Certificate (as defined in the Collateral Trust Agreement) to the effect that this Amendment will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement); and
(c)    an opinion of counsel of the Company to the effect that the Collateral Trustee’s execution of this Amendment is authorized and permitted by the Collateral Trust Agreement.
4.    Reference to Stock Pledge Agreement. The Stock Pledge Agreement and the Related Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Stock Pledge Agreement or the Related Documents, are hereby amended so that any reference therein to the Stock Pledge Agreement, whether direct or indirect, shall mean a reference to the Stock Pledge Agreement as amended hereby.
5.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law and shall be effective as delivery of a manually executed counterpart thereof.
6.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.    Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
8.    Limited Effect. Except to the extent specifically amended or modified hereby, the provisions of the Stock Pledge Agreement shall not be amended, modified, impaired or otherwise affected hereby.
9.    Responsibility of the Collateral Trustee. The Collateral Trustee is not responsible for the validity or sufficiency of this Amendment or the recitals contained herein. In no event shall the Collateral Trustee or Registrar (as defined in the Appointment of Registrar Letter dated March 23, 2015 between The Bank of New York Mellon Trust Company, N.A., as registrar (the “Registrar”)) be charged with knowledge of the terms of, be subject to, or be required to comply with the LC Facility Agreement, or the Interim Loan Agreement, dated as of March 23, 2015, among the Company, the lenders thereto and Barclays Bank PLC, as administrative agent.  All such responsibilities of the Collateral Trustee shall be as set forth in the Collateral Trust Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

TENET HEALTHCARE CORPORATION, as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Treasurer
AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF TEXAS, INC.
BROOKWOOD HEALTH SERVICES, INC.
CHN HOLDINGS, LLC
CORAL GABLES HOSPITAL, INC.
FMC MEDICAL, INC.
HEALTHCARE NETWORK CFMC, INC.
HEALTHCARE NETWORK HOLDINGS, INC.
HEALTHCARE NETWORK LOUISIANA, INC.
HEALTHCARE NETWORK MISSOURI, INC.
HEALTHCARE NETWORK TEXAS, INC.
HEALTHCORP NETWORK, INC.
HEALTH SERVICES CFMC, INC.
HEALTH SERVICES NETWORK HOSPITALS, INC.
HEALTH SERVICES NETWORK TEXAS, INC.
LIFEMARK HOSPITALS, INC.
ORNDA HOSPITAL CORPORATION
SRRMC MANAGEMENT, INC.
TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET PHYSICIAN SERVICES – HILTON HEAD, INC.
TUCSON HOSPITAL HOLDINGS, INC.
VANGUARD HEALTH FINANCIAL COMPANY, LLC
VANGUARD HEALTH HOLDING COMPANY I, LLC
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH SYSTEMS, INC.
VHS OF MICHIGAN, INC.
VHS OF PHOENIX, INC.
VHS OF SOUTH PHOENIX, INC.
VHS VALLEY MANAGEMENT COMPANY, INC.,
each as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Treasurer

BROOKWOOD BAPTIST HEALTH 1, LLC
VHS VALLEY HEALTH SYSTEM, LLC,
each as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Assistant Treasurer

ACCEPTED AND AGREED
as of the date first above written:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Trustee

By:	/s/ Lawrence M. Kusch
	Name:	Lawrence M. Kusch
	Title:	Vice President

TWELFTH AMENDMENT TO STOCK PLEDGE AGREEMENT
This Twelfth Amendment to Stock Pledge Agreement (this “Amendment”) is entered into as of December 1, 2021, among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), each of the other entities listed on the signature pages hereof as Pledgors, and The Bank of New York Mellon Trust Company, N.A., as collateral trustee for the Secured Parties (in such capacity, the “Collateral Trustee”).
RECITALS
WHEREAS, reference is made to that certain Stock Pledge Agreement, dated as of March 3, 2009, among the Company, the other Pledgors and the Collateral Trustee (as amended by that certain First Amendment to Stock Pledge Agreement, dated as of May 8, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Second Amendment to Stock Pledge Agreement, dated as of June 15, 2009, among the Company, the other Pledgors and the Collateral Trustee, that certain Third Amendment to Stock Pledge Agreement, dated as of March 7, 2014, among the Company, the other Pledgors and the Collateral Trustee, that certain Fourth Amendment to Stock Pledge Agreement, dated as of March 23, 2015, among the Company, the other Pledgors and the Collateral Trustee, that certain Fifth Amendment to Stock Pledge Agreement, dated as of December 1, 2016, among the Company, the other Pledgors and the Collateral Trustee, that certain Sixth Amendment to Stock Pledge Agreement, dated as of July 14, 2017, among the Company, the other Pledgors and the Collateral Trustee, that certain Seventh Amendment to Stock Pledge Agreement, dated as of February 5, 2019, among the Company, the other Pledgors and the Collateral Trustee, that certain Eighth Amendment to Stock Pledge Agreement, dated as of August 26, 2019, among the Company, the other Pledgors and the Collateral Trustee, that certain Ninth Amendment to Stock Pledge Agreement, dated as of April 7, 2020, among the Company, the other Pledgors and the Collateral Trustee, that certain Tenth Amendment to Stock Pledge Agreement, dated as of June 16, 2020, among the Company, the other Pledgors and the Collateral Trustee, and that certain Eleventh Amendment to Stock Pledge Agreement, dated as of June 2, 2021, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on May 15, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on May 15, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 1, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 1, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on March 23, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on March 23, 2015 by the Company and the Collateral Trustee, as further amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 2, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 5, 2015 by the Company and the Collateral Trustee, and as further amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on August 13, 2020 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on August 13, 2020 by the Company and the Collateral Trustee (as so amended and as otherwise amended from time to time prior to the date hereof, the “Stock Pledge Agreement”));
WHEREAS, pursuant to that certain Indenture, dated as of November 6, 2001 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, as trustee (in such capacity, the “Trustee”), as supplemented by the Thirty-Eighth Supplemental Indenture thereto (the “Thirty-Eighth Supplemental Indenture”), the Company has issued $1,450,000,000 principal amount of its 4.375% Senior Secured First Lien Notes due 2030 (the “New 2030 Notes”);
WHEREAS, the Secured Obligations in respect of which a security interest in the Collateral was created by the Stock Pledge Agreement include the obligations in respect of the:
(a)    Twenty-Ninth Supplemental Indenture to the Base Indenture, dated as of June 14, 2017, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “4.625% 2024 Notes”) (the “Twenty-Ninth Supplemental Indenture”);
(b)    Thirtieth Supplemental Indenture to the Base Indenture, dated as of February 5, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 6.250% Senior Secured

Second Lien Notes due 2027 (the “6.250% 2027 Notes”; the 6.250% 2027 Notes, collectively with any other Securities of the Company issued and authenticated under the Junior Priority Indentures that are designated by the Company as, and are entitled the benefits of, being Junior Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, the “Junior Lien Secured Notes”) (the “Thirtieth Supplemental Indenture”);
(c)    Thirty-First Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “New 2024 Notes”) (the “Thirty-First Supplemental Indenture”);
(d)    Thirty-Second Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.875% Senior Secured First Lien Notes due 2026 (the “4.875% 2026 Notes”) (the “Thirty-Second Supplemental Indenture”);
(e)    Thirty-Third Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 5.125% Senior Secured First Lien Notes due 2027 (the “5.125% 2027 Notes”) (the “Thirty-Third Supplemental Indenture”);
(f)    Thirty-Fourth Supplemental Indenture to the Base Indenture, dated as of April 7, 2020, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 7.500% Senior Secured First Lien Notes due 2025 (the “7.500% 2025 Notes”) (the “Thirty-Fourth Supplemental Indenture”);
(g)    Thirty-Fifth Supplemental Indenture to the Base Indenture, dated as of June 16, 2020, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2028 (the “4.625% 2028 Notes”) (the “Thirty-Fifth Supplemental Indenture”);
(h)    Thirty-Seventh Supplemental Indenture to the Base Indenture, dated as of June 2, 2021, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.250% Senior Secured First Lien Notes due 2029 (the “4.250% 2029 Notes”; the 4.250% 2029 Notes, collectively with the 4.625% 2024 Notes, the New 2024 Notes, the 4.875% 2026 Notes, the 5.125% 2027 Notes, the 7.500% 2025 Notes, the 4.625% 2028 Notes, the New 2030 Notes and any other Securities (as such term is defined in the Base Indenture) of the Company issued and authenticated under the Indentures that are designated as, and are entitled to the benefits of, being First Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, are referred to herein as the “First Lien Secured Notes”; the First Lien Secured Notes, together with the Junior Lien Secured Notes, are referred to herein as the “Secured Notes”) (the “Thirty-Seventh Supplemental Indenture”);
(i)    the Guarantees in respect of the Secured Notes; and
(j)    the obligations under that certain Letter of Credit Facility Agreement, dated as of March 7, 2014 (as amended or otherwise modified, the “LC Facility Agreement”), among the Company, certain financial institutions party thereto from time to time as letter of credit participants and issuers and Barclays Bank PLC, as administrative agent, and the guarantees in respect thereof;
WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to and have agreed to amend the Stock Pledge Agreement to secure the obligations in respect of the New 2030 Notes to be designated as and entitled to the benefits of being First-Priority Stock Secured Debt (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
WHEREAS, the sole effect of this Amendment is to secure additional debt of the Company that is permitted by the terms of the Collateral Trust Agreement to be secured by the Collateral and to add references to such debt and the documents governing such debt, and that as such, pursuant to:
(a)    Section 7.1 of the Stock Pledge Agreement;

(b)    Section 7.1 of the Collateral Trust Agreement;
(c)    Article VII of each of the Twenty-Ninth Supplemental Indenture, the Thirtieth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture, the Thirty-Fourth Supplemental Indenture, the Thirty-Fifth Supplemental Indenture, the Thirty-Seventh Supplemental Indenture and the Thirty-Eighth Supplemental Indenture; and
(d)    Section 10.8 and 11.1 of the LC Facility Agreement, this Amendment may be entered into by the Company, the other pledgors party hereto and the Collateral Trustee without (i) the consent of the holders of the Notes or the holders of LC Obligations or (ii) direction to the Collateral Trustee by an Act of Required Stock Secured Debtholders (as defined in the Collateral Trust Agreement); and
WHEREAS, unless otherwise indicated, capitalized terms used herein without definition have the meanings ascribed to such terms in the Stock Pledge Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each other Pledgor signatory hereto hereby agrees with the Collateral Trustee as follows:
1.    Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Stock Pledge Agreement.
2.    Amendments to Section 1.1. Section 1.1 of the Stock Pledge Agreement is hereby amended by: (a) amending and restating the defined terms “First Lien Secured Notes” and “First Priority Supplemental Indentures” in their entirety, and by adding the defined term “Twelfth Amendment” in each case as set forth below (all other defined terms contained therein remain unchanged and to the extent that definitions contained in this Section 2 conflict with definitions contained in the Stock Pledge Agreement, the definitions contained in this Section 2 shall control):
“First Lien Secured Notes” has the meaning specified in the Twelfth Amendment.
“First Priority Supplemental Indentures” means the Twenty-Ninth Supplemental Indenture, the Thirty‑First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture, the Thirty-Fourth Supplemental Indenture, the Thirty-Fifth Supplemental Indenture, the Thirty‑Seventh Supplemental Indenture and the Thirty-Eighth Supplemental Indenture and all other indentures supplemental to the Base Indenture in respect of which Securities are issued and authenticated that are designated as and entitled to the benefits of being First-Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
“Twelfth Amendment” means the Twelfth Amendment to Stock Pledge Agreement, dated as of December 1, 2021.
3.    Conditions Precedent. The effectiveness of this Amendment is subject to the Collateral Trustee’s receipt of each of the following:
(a)    this Amendment, duly executed and delivered by the Company, each other Pledgor party hereto and the Collateral Trustee;
(b)    an Officers’ Certificate (as defined in the Collateral Trust Agreement) to the effect that this Amendment will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement); and
(c)    an opinion of counsel of the Company to the effect that the Collateral Trustee’s execution of this Amendment is authorized and permitted by the Collateral Trust Agreement.

4.    Reference to Stock Pledge Agreement. The Stock Pledge Agreement and the Related Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Stock Pledge Agreement or the Related Documents, are hereby amended so that any reference therein to the Stock Pledge Agreement, whether direct or indirect, shall mean a reference to the Stock Pledge Agreement as amended hereby.
5.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law and shall be effective as delivery of a manually executed counterpart thereof.
6.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.    Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
8.    Limited Effect. Except to the extent specifically amended or modified hereby, the provisions of the Stock Pledge Agreement shall not be amended, modified, impaired or otherwise affected hereby.
9.    Responsibility of the Collateral Trustee. The Collateral Trustee is not responsible for the validity or sufficiency of this Amendment or the recitals contained herein. In no event shall the Collateral Trustee or Registrar (as defined in the Appointment of Registrar Letter dated March 23, 2015 between The Bank of New York Mellon Trust Company, N.A., as registrar (the “Registrar”)) be charged with knowledge of the terms of, be subject to, or be required to comply with the LC Facility Agreement, or the Interim Loan Agreement, dated as of March 23, 2015, among the Company, the lenders thereto and Barclays Bank PLC, as administrative agent.  All such responsibilities of the Collateral Trustee shall be as set forth in the Collateral Trust Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

TENET HEALTHCARE CORPORATION, as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Treasurer
AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF TEXAS, INC.
BROOKWOOD HEALTH SERVICES, INC.
CGH GP, INC.
CHN HOLDINGS, LLC
FMC MEDICAL, INC.
HEALTHCARE NETWORK CFMC, INC.
HEALTHCARE NETWORK HOLDINGS, INC.
HEALTHCARE NETWORK LOUISIANA, INC.
HEALTHCARE NETWORK MISSOURI, INC.
HEALTHCARE NETWORK TEXAS, INC.
HEALTHCORP NETWORK, INC.
HEALTH SERVICES CFMC, INC.
HEALTH SERVICES NETWORK HOSPITALS, INC.
HEALTH SERVICES NETWORK TEXAS, INC.
LIFEMARK HOSPITALS, INC.
ORNDA HOSPITAL CORPORATION
SRRMC MANAGEMENT, INC.
TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET PHYSICIAN SERVICES – HILTON HEAD, INC.
TUCSON HOSPITAL HOLDINGS, INC.
VANGUARD HEALTH FINANCIAL COMPANY, LLC
VANGUARD HEALTH HOLDING COMPANY I, LLC
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH SYSTEMS, INC.
VHS OF MICHIGAN, INC.
VHS OF PHOENIX, INC.
VHS OF SOUTH PHOENIX, INC.
VHS VALLEY MANAGEMENT COMPANY, INC.,
each as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Treasurer

BROOKWOOD BAPTIST HEALTH 1, LLC
VHS VALLEY HEALTH SYSTEM, LLC,
each as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Assistant Treasurer

ACCEPTED AND AGREED
as of the date first above written:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Trustee

By:	/s/ Shondra N. Williams
	Name:	Shondra N. Williams
	Title:	Vice President

THIRTEENTH AMENDMENT TO STOCK PLEDGE AGREEMENT
This Thirteenth Amendment to Stock Pledge Agreement (this “Amendment”) is entered into as of June 15, 2022, among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), each of the other entities listed on the signature pages hereof as Pledgors, and The Bank of New York Mellon Trust Company, N.A., as collateral trustee for the Secured Parties (in such capacity, the “Collateral Trustee”).
RECITALS
WHEREAS, reference is made to that certain Stock Pledge Agreement, dated as of March 3, 2009, among the Company, the other Pledgors and the Collateral Trustee (as amended by that certain First Amendment to Stock Pledge Agreement, dated as of May 8, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Second Amendment to Stock Pledge Agreement, dated as of June 15, 2009, among the Company, the other Pledgors and the Collateral Trustee, that certain Third Amendment to Stock Pledge Agreement, dated as of March 7, 2014, among the Company, the other Pledgors and the Collateral Trustee, that certain Fourth Amendment to Stock Pledge Agreement, dated as of March 23, 2015, among the Company, the other Pledgors and the Collateral Trustee, that certain Fifth Amendment to Stock Pledge Agreement, dated as of December 1, 2016, among the Company, the other Pledgors and the Collateral Trustee, that certain Sixth Amendment to Stock Pledge Agreement, dated as of July 14, 2017, among the Company, the other Pledgors and the Collateral Trustee, that certain Seventh Amendment to Stock Pledge Agreement, dated as of February 5, 2019, among the Company, the other Pledgors and the Collateral Trustee, that certain Eighth Amendment to Stock Pledge Agreement, dated as of August 26, 2019, among the Company, the other Pledgors and the Collateral Trustee, that certain Ninth Amendment to Stock Pledge Agreement, dated as of April 7, 2020, among the Company, the other Pledgors and the Collateral Trustee, that certain Tenth Amendment to Stock Pledge Agreement, dated as of June 16, 2020, among the Company, the other Pledgors and the Collateral Trustee, that certain Eleventh Amendment to Stock Pledge Agreement, dated as of June 2, 2021, among the Company, the other Pledgors and the Collateral Trustee, and that certain Twelfth Amendment to Stock Pledge Agreement, dated as of December 1, 2021, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on May 15, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on May 15, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 1, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 1, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on March 23, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on March 23, 2015 by the Company and the Collateral Trustee, as further amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 2, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 5, 2015 by the Company and the Collateral Trustee, and as further amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on August 13, 2020 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on August 13, 2020 by the Company and the Collateral Trustee (as so amended and as otherwise amended from time to time prior to the date hereof, the “Stock Pledge Agreement”));
WHEREAS, pursuant to that certain Indenture, dated as of November 6, 2001 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, as trustee (in such capacity, the “Trustee”), as supplemented by the Thirty-Ninth Supplemental Indenture thereto (the “Thirty-Ninth Supplemental Indenture”), the Company has issued $2,000,000,000 principal amount of its 6.125% Senior Secured First Lien Notes due 2030 (the “New 2030 Notes”);
WHEREAS, the Secured Obligations in respect of which a security interest in the Collateral was created by the Stock Pledge Agreement include the obligations in respect of the:
(a)    Twenty-Ninth Supplemental Indenture to the Base Indenture, dated as of June 14, 2017, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “4.625% 2024 Notes”) (the “Twenty-Ninth Supplemental Indenture”);

(b)    Thirtieth Supplemental Indenture to the Base Indenture, dated as of February 5, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 6.250% Senior Secured Second Lien Notes due 2027 (the “6.250% 2027 Notes”; the 6.250% 2027 Notes, collectively with any other Securities of the Company issued and authenticated under the Junior Priority Indentures that are designated by the Company as, and are entitled the benefits of, being Junior Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, the “Junior Lien Secured Notes”) (the “Thirtieth Supplemental Indenture”);
(c)    Thirty-First Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “New 2024 Notes”) (the “Thirty-First Supplemental Indenture”);
(d)    Thirty-Second Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.875% Senior Secured First Lien Notes due 2026 (the “4.875% 2026 Notes”) (the “Thirty-Second Supplemental Indenture”);
(e)    Thirty-Third Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 5.125% Senior Secured First Lien Notes due 2027 (the “5.125% 2027 Notes”) (the “Thirty-Third Supplemental Indenture”);
(f)    Thirty-Fifth Supplemental Indenture to the Base Indenture, dated as of June 16, 2020, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2028 (the “4.625% 2028 Notes”) (the “Thirty-Fifth Supplemental Indenture”);
(g)    Thirty-Seventh Supplemental Indenture to the Base Indenture, dated as of June 2, 2021, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.250% Senior Secured First Lien Notes due 2029 (the “4.250% 2029 Notes”) (the “Thirty-Seventh Supplemental Indenture”);
(h)    Thirty-Eighth Supplemental Indenture to the Base Indenture, dated as of December 1, 2021, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.375% Senior Secured First Lien Notes due 2030 (the “4.375% 2030 Notes”; the 4.375% 2030 Notes, collectively with the 4.625% 2024 Notes, the New 2024 Notes, the 4.875% 2026 Notes, the 5.125% 2027 Notes, the 4.625% 2028 Notes, the 4.250% 2029 Notes, the 4.375% 2030 Notes, the New 2030 Notes and any other Securities (as such term is defined in the Base Indenture) of the Company issued and authenticated under the Indentures that are designated as, and are entitled to the benefits of, being First Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, are referred to herein as the “First Lien Secured Notes”; the First Lien Secured Notes, together with the Junior Lien Secured Notes, are referred to herein as the “Secured Notes”) (the “Thirty-Ninth Supplemental Indenture”);
(i)    the Guarantees in respect of the Secured Notes; and
(j)    the obligations under that certain Letter of Credit Facility Agreement, dated as of March 7, 2014 (as amended or otherwise modified, the “LC Facility Agreement”), among the Company, certain financial institutions party thereto from time to time as letter of credit participants and issuers and Barclays Bank PLC, as administrative agent, and the guarantees in respect thereof;
WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to and have agreed to amend the Stock Pledge Agreement to secure the obligations in respect of the New 2030 Notes to be designated as and entitled to the benefits of being First-Priority Stock Secured Debt (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.

WHEREAS, the sole effect of this Amendment is to secure additional debt of the Company that is permitted by the terms of the Collateral Trust Agreement to be secured by the Collateral and to add references to such debt and the documents governing such debt, and that as such, pursuant to:
(a)    Section 7.1 of the Stock Pledge Agreement;
(b)    Section 7.1 of the Collateral Trust Agreement;
(c)    Article VII of each of the Twenty-Ninth Supplemental Indenture, the Thirtieth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture, the Thirty-Fifth Supplemental Indenture, the Thirty-Seventh Supplemental Indenture, the Thirty-Eighth Supplemental Indenture and the Thirty-Ninth Supplemental Indenture; and
(d)    Section 10.8 and 11.1 of the LC Facility Agreement, this Amendment may be entered into by the Company, the other pledgors party hereto and the Collateral Trustee without (i) the consent of the holders of the Notes or the holders of LC Obligations or (ii) direction to the Collateral Trustee by an Act of Required Stock Secured Debtholders (as defined in the Collateral Trust Agreement); and
WHEREAS, unless otherwise indicated, capitalized terms used herein without definition have the meanings ascribed to such terms in the Stock Pledge Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each other Pledgor signatory hereto hereby agrees with the Collateral Trustee as follows:
1.    Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Stock Pledge Agreement.
2.    Amendments to Section 1.1. Section 1.1 of the Stock Pledge Agreement is hereby amended by: (a) amending and restating the defined terms “First Lien Secured Notes” and “First Priority Supplemental Indentures” in their entirety, and by adding the defined term “Thirteenth Amendment” in each case as set forth below (all other defined terms contained therein remain unchanged and to the extent that definitions contained in this Section 2 conflict with definitions contained in the Stock Pledge Agreement, the definitions contained in this Section 2 shall control):
“First Lien Secured Notes” has the meaning specified in the Thirteenth Amendment.
“First Priority Supplemental Indentures” means the Twenty-Ninth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture, the Thirty-Fifth Supplemental Indenture, the Thirty-Seventh Supplemental Indenture, the Thirty-Eighth Supplemental Indenture and the Thirty-Ninth Supplemental Indenture and all other indentures supplemental to the Base Indenture in respect of which Securities are issued and authenticated that are designated as and entitled to the benefits of being First-Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
“Thirteenth Amendment” means the Thirteenth Amendment to Stock Pledge Agreement, dated as of June 15, 2022.
3.    Conditions Precedent. The effectiveness of this Amendment is subject to the Collateral Trustee’s receipt of each of the following:
(a)    this Amendment, duly executed and delivered by the Company, each other Pledgor party hereto and the Collateral Trustee;

(b)    an Officers’ Certificate (as defined in the Collateral Trust Agreement) to the effect that this Amendment will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement); and
(c)    an opinion of counsel of the Company to the effect that the Collateral Trustee’s execution of this Amendment is authorized and permitted by the Collateral Trust Agreement.
4.    Reference to Stock Pledge Agreement. The Stock Pledge Agreement and the Related Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Stock Pledge Agreement or the Related Documents, are hereby amended so that any reference therein to the Stock Pledge Agreement, whether direct or indirect, shall mean a reference to the Stock Pledge Agreement as amended hereby.
5.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law and shall be effective as delivery of a manually executed counterpart thereof.
6.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.    Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
8.    Limited Effect. Except to the extent specifically amended or modified hereby, the provisions of the Stock Pledge Agreement shall not be amended, modified, impaired or otherwise affected hereby.
9.    Responsibility of the Collateral Trustee. The Collateral Trustee is not responsible for the validity or sufficiency of this Amendment or the recitals contained herein. In no event shall the Collateral Trustee or Registrar (as defined in the Appointment of Registrar Letter dated March 23, 2015 between The Bank of New York Mellon Trust Company, N.A., as registrar (the “Registrar”)) be charged with knowledge of the terms of, be subject to, or be required to comply with the LC Facility Agreement, or the Interim Loan Agreement, dated as of March 23, 2015, among the Company, the lenders thereto and Barclays Bank PLC, as administrative agent.  All such responsibilities of the Collateral Trustee shall be as set forth in the Collateral Trust Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

TENET HEALTHCARE CORPORATION, as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Treasurer
AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF TEXAS, INC.
BROOKWOOD HEALTH SERVICES, INC.
CGH GP, INC.
CHN HOLDINGS, LLC
FMC MEDICAL, INC.
HEALTHCARE NETWORK CFMC, INC.
HEALTHCARE NETWORK HOLDINGS, INC.
HEALTHCARE NETWORK LOUISIANA, INC.
HEALTHCARE NETWORK MISSOURI, INC.
HEALTHCARE NETWORK TEXAS, INC.
HEALTHCORP NETWORK, INC.
HEALTH SERVICES CFMC, INC.
HEALTH SERVICES NETWORK HOSPITALS, INC.
HEALTH SERVICES NETWORK TEXAS, INC.
LIFEMARK HOSPITALS, INC.
ORNDA HOSPITAL CORPORATION
SRRMC MANAGEMENT, INC.
TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET PHYSICIAN SERVICES – HILTON HEAD, INC.
TUCSON HOSPITAL HOLDINGS, INC.
VANGUARD HEALTH FINANCIAL COMPANY, LLC
VANGUARD HEALTH HOLDING COMPANY I, LLC
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH SYSTEMS, INC.
VHS OF MICHIGAN, INC.
VHS OF PHOENIX, INC.
VHS OF SOUTH PHOENIX, INC.
VHS VALLEY MANAGEMENT COMPANY, INC.,
each as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Treasurer

BROOKWOOD BAPTIST HEALTH 1, LLC
VHS VALLEY HEALTH SYSTEM, LLC,
each as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Assistant Treasurer

ACCEPTED AND AGREED
as of the date first above written:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Trustee

By:	/s/ Manjari Dahlia Purkayastha
	Name:	Manjari Dahlia Purkayastha
	Title:	Vice President, Transaction Management

FOURTEENTH AMENDMENT TO STOCK PLEDGE AGREEMENT
This Fourteenth Amendment to Stock Pledge Agreement (this “Amendment”) is entered into as of May 16, 2023 , among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), each of the other entities listed on the signature pages hereof as Pledgors, and The Bank of New York Mellon Trust Company, N.A., as collateral trustee for the Secured Parties (in such capacity, the “Collateral Trustee”).
RECITALS
WHEREAS, reference is made to that certain Stock Pledge Agreement, dated as of March 3, 2009, among the Company, the other Pledgors and the Collateral Trustee (as amended by that certain First Amendment to Stock Pledge Agreement, dated as of May 8, 2009, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Second Amendment to Stock Pledge Agreement, dated as of June 15, 2009, among the Company, the other Pledgors and the Collateral Trustee, that certain Third Amendment to Stock Pledge Agreement, dated as of March 7, 2014, among the Company, the other Pledgors and the Collateral Trustee, that certain Fourth Amendment to Stock Pledge Agreement, dated as of March 23, 2015, among the Company, the other Pledgors and the Collateral Trustee, that certain Fifth Amendment to Stock Pledge Agreement, dated as of December 1, 2016, among the Company, the other Pledgors and the Collateral Trustee, that certain Sixth Amendment to Stock Pledge Agreement, dated as of July 14, 2017, among the Company, the other Pledgors and the Collateral Trustee, that certain Seventh Amendment to Stock Pledge Agreement, dated as of February 5, 2019, among the Company, the other Pledgors and the Collateral Trustee, that certain Eighth Amendment to Stock Pledge Agreement, dated as of August 26, 2019, among the Company, the other Pledgors and the Collateral Trustee, that certain Ninth Amendment to Stock Pledge Agreement, dated as of April 7, 2020, among the Company, the other Pledgors and the Collateral Trustee, that certain Tenth Amendment to Stock Pledge Agreement, dated as of June 16, 2020, among the Company, the other Pledgors and the Collateral Trustee, that certain Eleventh Amendment to Stock Pledge Agreement, dated as of June 2, 2021, among the Company, the other Pledgors and the Collateral Trustee, that certain Twelfth Amendment to Stock Pledge Agreement, dated as of December 1, 2021, among the Company, the other Pledgors and the Collateral Trustee, and that certain Thirteenth Amendment to Stock Pledge Agreement, dated as of June 15, 2022, among the Company, the other Pledgors and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on May 15, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on May 15, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 1, 2013 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 1, 2013 by the Company and the Collateral Trustee, as amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on March 23, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on March 23, 2015 by the Company and the Collateral Trustee, as further amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on October 2, 2015 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on October 5, 2015 by the Company and the Collateral Trustee, and as further amended by that certain Joinder Agreement to the Stock Pledge Agreement executed on August 13, 2020 by the other Pledgors and by that certain Pledge Amendment to the Stock Pledge Agreement executed on August 13, 2020 by the Company and the Collateral Trustee (as so amended and as otherwise amended from time to time prior to the date hereof, the “Stock Pledge Agreement”));
WHEREAS, pursuant to that certain Indenture, dated as of November 6, 2001 (the “Base Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to The Bank of New York, as trustee (in such capacity, the “Trustee”), as supplemented by the Fortieth Supplemental Indenture thereto (the “Fortieth Supplemental Indenture”), the Company has issued $1,350,000,000 principal amount of its 6.750 % Senior Secured First Lien Notes due 2031 (the “New 2031 Notes”);
WHEREAS, the Secured Obligations in respect of which a security interest in the Collateral was created by the Stock Pledge Agreement include the obligations in respect of the:
(a)    Twenty-Ninth Supplemental Indenture to the Base Indenture, dated as of June 14, 2017, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “4.625% 2024 Notes”) (the “Twenty-Ninth Supplemental Indenture”);

(b)    Thirtieth Supplemental Indenture to the Base Indenture, dated as of February 5, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 6.250% Senior Secured Second Lien Notes due 2027 (the “6.250% 2027 Notes”; the 6.250% 2027 Notes, collectively with any other Securities of the Company issued and authenticated under the Junior Priority Indentures that are designated by the Company as, and are entitled the benefits of, being Junior Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, the “Junior Lien Secured Notes”) (the “Thirtieth Supplemental Indenture”);
(c)    Thirty-First Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2024 (the “New 2024 Notes”) (the “Thirty-First Supplemental Indenture”);
(d)    Thirty-Second Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.875% Senior Secured First Lien Notes due 2026 (the “4.875% 2026 Notes”) (the “Thirty-Second Supplemental Indenture”);
(e)    Thirty-Third Supplemental Indenture to the Base Indenture, dated as of August 26, 2019, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 5.125% Senior Secured First Lien Notes due 2027 (the “5.125% 2027 Notes”) (the “Thirty-Third Supplemental Indenture”);
(f)    Thirty-Fifth Supplemental Indenture to the Base Indenture, dated as of June 16, 2020, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.625% Senior Secured First Lien Notes due 2028 (the “4.625% 2028 Notes”) (the “Thirty-Fifth Supplemental Indenture”);
(g)    Thirty-Seventh Supplemental Indenture to the Base Indenture, dated as of June 2, 2021, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.250% Senior Secured First Lien Notes due 2029 (the “4.250% 2029 Notes”) (the “Thirty-Seventh Supplemental Indenture”);
(h)    Thirty-Eighth Supplemental Indenture to the Base Indenture, dated as of December 1, 2021, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 4.375% Senior Secured First Lien Notes due 2030 (the “4.375% 2030 Notes”) (the “Thirty-Eighth Supplemental Indenture”);
(i)    Thirty-Ninth Supplemental Indenture to the Base Indenture, dated as of June 15, 2022, by and among the Company, the Trustee and the guarantors party thereto and relating to the Company’s 6.125% Senior Secured First Lien Notes due 2030 (the “6.125% 2030 Notes”; the 6.125% 2030 Notes, collectively with the 4.625% 2024 Notes, the New 2024 Notes, the 4.875% 2026 Notes, the 5.125% 2027 Notes, the 4.625% 2028 Notes, the 4.250% 2029 Notes, the 4.375% 2030 Notes, the New 2031 Notes and any other Securities (as such term is defined in the Base Indenture) of the Company issued and authenticated under the Indentures that are designated as, and are entitled to the benefits of, being First Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof, are referred to herein as the “First Lien Secured Notes”; the First Lien Secured Notes, together with the Junior Lien Secured Notes, are referred to herein as the “Secured Notes”) (the “Thirty-Ninth Supplemental Indenture”);
(j)    the Guarantees in respect of the Secured Notes; and
(k)    the obligations under that certain Letter of Credit Facility Agreement, dated as of March 7, 2014 (as amended or otherwise modified, the “LC Facility Agreement”), among the Company, certain financial institutions party thereto from time to time as letter of credit participants and issuers and Barclays Bank PLC, as administrative agent, and the guarantees in respect thereof;
WHEREAS, subject to the terms and conditions hereof, the parties hereto desire to and have agreed to amend the Stock Pledge Agreement to secure the obligations in respect of the New 2031 Notes to be designated as and entitled to the benefits of being First-Priority Stock Secured Debt (as defined in the Collateral Trust Agreement) under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.

WHEREAS, the sole effect of this Amendment is to secure additional debt of the Company that is permitted by the terms of the Collateral Trust Agreement to be secured by the Collateral and to add references to such debt and the documents governing such debt, and that as such, pursuant to:
(a)    Section 7.1 of the Stock Pledge Agreement;
(b)    Section 7.1 of the Collateral Trust Agreement;
(c)    Article VII of each of the Twenty-Ninth Supplemental Indenture, the Thirtieth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture, the Thirty-Fifth Supplemental Indenture, the Thirty-Seventh Supplemental Indenture, the Thirty-Eighth Supplemental Indenture, the Thirty-Ninth Supplemental Indenture and the Fortieth Supplemental Indenture; and
(d)    Section 10.8 and 11.1 of the LC Facility Agreement, this Amendment may be entered into by the Company, the other pledgors party hereto and the Collateral Trustee without (i) the consent of the holders of the Notes or the holders of LC Obligations or (ii) direction to the Collateral Trustee by an Act of Required Stock Secured Debtholders (as defined in the Collateral Trust Agreement); and
WHEREAS, unless otherwise indicated, capitalized terms used herein without definition have the meanings ascribed to such terms in the Stock Pledge Agreement.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and each other Pledgor signatory hereto hereby agrees with the Collateral Trustee as follows:
1.    Section References. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Stock Pledge Agreement.
2.    Amendments to Section 1.1. Section 1.1 of the Stock Pledge Agreement is hereby amended by: (a) amending and restating the defined terms “First Lien Secured Notes” and “First Priority Supplemental Indentures” in their entirety, and by adding the defined term “Fourteenth Amendment” in each case as set forth below (all other defined terms contained therein remain unchanged and to the extent that definitions contained in this Section 2 conflict with definitions contained in the Stock Pledge Agreement, the definitions contained in this Section 2 shall control):
“First Lien Secured Notes” has the meaning specified in the Fourteenth Amendment.
“First Priority Supplemental Indentures” means the Twenty-Ninth Supplemental Indenture, the Thirty-First Supplemental Indenture, the Thirty-Second Supplemental Indenture, the Thirty-Third Supplemental Indenture, the Thirty-Fifth Supplemental Indenture, the Thirty-Seventh Supplemental Indenture, the Thirty‑Eighth Supplemental Indenture, the Thirty-Ninth Supplemental Indenture and the Fortieth Supplemental Indenture and all other indentures supplemental to the Base Indenture in respect of which Securities are issued and authenticated that are designated as and entitled to the benefits of being First‑Priority Stock Secured Debt under the Collateral Trust Agreement in accordance with the requirements set forth in Section 3.8 thereof.
“Fourteenth Amendment” means the Fourteenth Amendment to Stock Pledge Agreement, dated as of May 16, 2023.
3.    Conditions Precedent. The effectiveness of this Amendment is subject to the Collateral Trustee’s receipt of each of the following:
(a)    this Amendment, duly executed and delivered by the Company, each other Pledgor party hereto and the Collateral Trustee;

(b)    an Officers’ Certificate (as defined in the Collateral Trust Agreement) to the effect that this Amendment will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents (as defined in the Collateral Trust Agreement); and
(c)    an opinion of counsel of the Company to the effect that the Collateral Trustee’s execution of this Amendment is authorized and permitted by the Collateral Trust Agreement.
4.    Reference to Stock Pledge Agreement. The Stock Pledge Agreement and the Related Documents, and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Stock Pledge Agreement or the Related Documents, are hereby amended so that any reference therein to the Stock Pledge Agreement, whether direct or indirect, shall mean a reference to the Stock Pledge Agreement as amended hereby.
5.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law and shall be effective as delivery of a manually executed counterpart thereof.
6.    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibitions or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.    Governing Law. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
8.    Limited Effect. Except to the extent specifically amended or modified hereby, the provisions of the Stock Pledge Agreement shall not be amended, modified, impaired or otherwise affected hereby.
9.    Responsibility of the Collateral Trustee. The Collateral Trustee is not responsible for the validity or sufficiency of this Amendment or the recitals contained herein. In no event shall the Collateral Trustee or Registrar (as defined in the Appointment of Registrar Letter dated March 23, 2015 between The Bank of New York Mellon Trust Company, N.A., as registrar (the “Registrar”)) be charged with knowledge of the terms of, be subject to, or be required to comply with the LC Facility Agreement, or the Interim Loan Agreement, dated as of March 23, 2015, among the Company, the lenders thereto and Barclays Bank PLC, as administrative agent.  All such responsibilities of the Collateral Trustee shall be as set forth in the Collateral Trust Agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

TENET HEALTHCARE CORPORATION, as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Treasurer
AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF TEXAS, INC.
BROOKWOOD HEALTH SERVICES, INC.
CGH GP, INC.
CHN HOLDINGS, LLC
FMC MEDICAL, INC.
HEALTH SERVICES CFMC, INC.
HEALTH SERVICES NETWORK HOSPITALS, INC.
HEALTH SERVICES NETWORK TEXAS, INC.
HEALTHCARE NETWORK CFMC, INC.
HEALTHCARE NETWORK HOLDINGS, INC.
HEALTHCARE NETWORK LOUISIANA, INC.
HEALTHCARE NETWORK MISSOURI, INC.
HEALTHCARE NETWORK TEXAS, INC.
HEALTHCORP NETWORK, INC.
LIFEMARK HOSPITALS, INC.
ORNDA HOSPITAL CORPORATION
SRRMC MANAGEMENT, INC.
TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET PHYSICIAN SERVICES – HILTON HEAD, INC.
TUCSON HOSPITAL HOLDINGS, INC.
VANGUARD HEALTH FINANCIAL COMPANY, LLC
VANGUARD HEALTH HOLDING COMPANY I, LLC
VANGUARD HEALTH HOLDING COMPANY II, LLC
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH SYSTEMS, INC.
VHS OF MICHIGAN, INC.
VHS OF PHOENIX, INC.
VHS OF SOUTH PHOENIX, INC.
VHS VALLEY MANAGEMENT COMPANY, INC.,
each as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Treasurer

BROOKWOOD BAPTIST HEALTH 1, LLC
VHS VALLEY HEALTH SYSTEM, LLC,
each as a Pledgor

By:	/s/ Owen Morris
	Name:	Owen Morris
	Title:	Assistant Treasurer

ACCEPTED AND AGREED
as of the date first above written:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Collateral Trustee

By:	/s/ Michele R. Shrum
	Name:	Michele R. Shrum
	Title:	Vice President